THE ADVISORS’ INNER CIRCLE FUND

Westwood LargeCap Value Fund (the “Fund”)

Supplement dated December 14, 2018 to:

•	the Fund’s A Class Shares Summary Prospectus, dated March 1, 2018 (the “A Class Summary Prospectus”);

•	the Fund’s Institutional Shares Summary Prospectus, dated March 1, 2018 (the “Institutional Summary Prospectus” and, together with the A Class Summary Prospectus, the “Summary Prospectuses”);

•	the Fund’s A Class Shares Prospectus, dated March 1, 2018, as supplemented (the “A Class Prospectus”); and

•	the Fund’s Institutional Shares Prospectus, dated March 1, 2018, as supplemented (the “Institutional Prospectus,” and, together with the A Class Prospectus, the “Prospectuses”).

This Supplement provides new and additional information beyond that contained in the Summary Prospectuses and Prospectuses, and should be read in conjunction with the Summary Prospectuses and Prospectuses.

Effective December 31, 2018 (the “Effective Date”), Mr. Mark R. Freeman, CFA, will no longer serve as a portfolio manager of the Fund. Accordingly, as of the Effective Date, the Summary Prospectuses and Prospectuses are hereby amended and supplemented as follows:

1.	The references to Mr. Freeman in the “Portfolio Managers” sections of the Summary Prospectuses, and the corresponding sections of the Prospectuses, are hereby deleted.

2.	The references to the Fund in the paragraph regarding Mr. Freeman in the “Portfolio Managers” sections of the Prospectuses are hereby deleted.

Please retain this supplement for future reference.

WHG-SK-054-0100